PROSPECTUS
                                                                    July 1, 1999

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                                 101 PARK AVENUE
                            NEW YORK, NEW YORK 10178
                                 (877) 767-6633
--------------------------------------------------------------------------------

The Atalanta/Sosnoff Investment Trust currently offers four separate series of shares to investors: the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund (individually a
"Fund" and collectively the "Funds").

Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser"), 101 Park Avenue, New York, New York 10178, manages each Fund's investments. The Adviser is a registered investment adviser that has advised individual, institutional and corporate clients since 1982.

- The ATALANTA/SOSNOFF FUND seeks long-term capital appreciation, through equity investments in companies which the Adviser believes are entering into a period of accelerating earnings momentum.

- The ATALANTA/SOSNOFF FOCUS FUND is a non-diversified fund that seeks long-term capital appreciation by concentrating its investments in a core position of 20-25 common stocks of companies which the Adviser believes are entering into a period of accelerating earnings momentum.

- The ATALANTA/SOSNOFF VALUE FUND seeks long-term capital appreciation by investing primarily in equity securities which the Adviser believes are fundamentally undervalued. The Fund uses a "value" investment approach, choosing companies with relatively low price/earnings ratios, appropriate debt/equity ratios and positive free cash flow.

- The ATALANTA/SOSNOFF BALANCED FUND seeks to preserve capital while producing long-term capital appreciation by investing in a blend of equity and fixed-income securities. Convertible debentures and preferred stocks also will be part of the investment universe.

     This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated July 1, 1999 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. The Fund's address is 101 Park Avenue,New York, New York 10178 and its telephone number is toll-free: 1-877- SOSNOFF (1-877-767-6633). A copy of the Statement of Additional Information can be obtained at no charge by calling or writing the Funds.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Expense Information............................................................2
Financial Highlights...........................................................3
Prior Performance of the Adviser...............................................4
Investment Objectives, Investment Methodology and
  Risk Considerations..........................................................6
How to Purchase Shares........................................................16
Shareholder Services..........................................................17
How to Redeem Shares..........................................................18
Exchange Privilege............................................................20
Dividends and Distributions...................................................21
Taxes.........................................................................21
Operation of the Funds........................................................22
Service Plan..................................................................25
Calculation of Share Price....................................................26
Performance Information.......................................................26
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

EXPENSE INFORMATION
-------------------

Shareholder Transaction Expenses
--------------------------------

Sales Load Imposed on Purchases................................. None
Sales Load Imposed on Reinvested Dividends...................... None
Redemption Fees................................................. None*

* A wire redemption fee is charged by the Funds' Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------

                                         Atalanta/Sosnoff      Atalanta/Sosnoff   Atalanta/Sosnoff   Atalanta/Sosnoff
                                               Fund               Focus Fund         Value Fund        Balanced Fund
                                               ----               ----------         ----------        -------------
     Management Fees                           .75%                  .75%                .75%              .75%
     12b-1 Fees                                .25%                  .25%                .25%              .25%
     Other Expenses                            .50%                  .50%                .50%              .50%
                                              -----                 -----               -----             -----
     Total Fund Operating Expenses            1.50%                 1.50%               1.50%             1.50%
                                              =====                 =====               =====             =====

The purpose of this table is to assist you in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing "Other Expenses" are based on estimated amounts for the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
-------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                     Atalanta/Sosnoff   Atalanta/Sosnoff   Atalanta/Sosnoff   Atalanta/Sosnoff
                           Fund            Focus Fund         Value Fund        Balanced Fund
                           ----            ----------         ----------        -------------
     1 Year                 $15               $15                $15                 $15
     3 Years                 47                47                 47                  47

FINANCIAL HIGHLIGHTS
--------------------

The following information, which relates only to the Atalanta/Sosnoff Fund and is unaudited, is an integral part of the Fund's financial statements and should be read in conjunction with the financial statements. The financial statements as of November 30, 1998 appear in the Statement of Additional Information of the Trust, which can be obtained at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 1-877-SOSNOFF (1-877-767-6633) or by writing to the Trust at the address on the front of this Prospectus. Information is not provided for the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund or the Atalanta/Sosnoff Balanced Fund because the public offering of the shares of these series has not yet commenced as of the date of this Prospectus.

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED NOVEMBER 30, 1998(a) (UNAUDITED)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:
Net asset value at beginning of period ........................    $   10.00
                                                                   ---------
Income (loss) from investment operations:
   Net investment loss ........................................        (0.01)
   Net realized and unrealized gains on investments ...........         0.67
                                                                   ---------
Total from investment operations ..............................         0.66
                                                                   ---------

Net asset value at end of period ..............................    $   10.66
                                                                   =========
RATIOS AND SUPPLEMENTAL DATA:
Total return ..................................................        6.60%(c)
                                                                   =========

 Net assets at end of period (000's) ..........................    $   9,777
                                                                   =========

Ratio of net expenses to average net assets(b) ................        1.50%(d)

Ratio of net investment loss to average net assets ............       (0.30%)(d)

Portfolio turnover rate .......................................         156%(d)

(a) Represents the period from the initial public offering of shares (June 17, 1998) through November 30, 1998.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.75%(d) for the period ended November 30, 1998.

(c)  Unannualized.

(d)  Annualized.

PRIOR PERFORMANCE OF THE ADVISER
--------------------------------

     The investment performance illustrated below represents the composite performance of all the separate accounts (the "Equity Composite" and the "Balanced Composite") managed by the Adviser which were managed with investment objectives, policies and strategies substantially similar to those to be employed by the Adviser in managing the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Balanced Fund, respectively. Martin T. Sosnoff, the Adviser's Chief Investment Officer and Chairman of its investment committee, has been primarily responsible for the day- to-day management of the Equity Composite and the Balanced Composite throughout the entire period presented. Mr. Sosnoff is likewise responsible for the day-to-day management of each Fund's portfolio. Mr. Sosnoff founded Atalanta Capital Corp. in 1970 and became its Chief Investment Officer in 1976. After Mr. Sosnoff founded the Adviser in 1981, all the accounts he managed transferred from Atalanta Capital Corp. to the Adviser. Mr. Sosnoff has not managed a registered investment company other than the Atalanta/Sosnoff Fund.

     The performance data below represents the prior performance of the Equity Composite and the Balanced Composite and not the prior performance of the Funds and should not be relied upon by investors as an indication of future performance of the Funds. As a point of comparison for the Equity Composite, the performance of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") is also presented. As points of comparison for the Balanced Composite, the performance of the S&P 500 Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and a composite index consisting of 65% of the S&P 500 Index and 35% of the Lehman Brothers Intermediate Government/Corporate Bond Index (the "65/35 Composite Index") is presented. The S&P 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and Over The Counter market. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely recognized bond index composed of intermediate-term debt instruments calculated by Lehman Brothers. The Lehman Brothers Intermediate Government/Corporate Bond Index is being used to portray the pattern of bond movement over the stated period.

PERIODIC RATES OF RETURN - FOR THE PAST 10 YEARS

                                Equity Composite                     S&P
                                (dollar weighted                     500
                                and net of fees)                    Index
                                ----------------                    -----
1989                                 34.95%                         31.60%
1990                                 -0.70%                         -3.11%
1991                                 46.63%                         30.33%
1992                                  4.63%                          7.62%
1993                                 18.05%                         10.06%
1994                                 -3.52%                          1.31%
1995                                 34.76%                         37.58%
1996                                 10.55%                         22.96%
1997                                 25.86%                         33.37%
1998                                 30.41%                         28.56%
Quarter ended March 31, 1999          8.84%                          4.98%

ANNUALIZED RETURNS - FOR PERIODS ENDED MARCH 31, 1999

                           Equity Composite          S&P 500 Index
                           ----------------          -------------
1 year                          25.71%                   18.44%
5 years                         21.92%                   26.25%
10 years                        19.00%                   18.95%

PERIODIC RATES OF RETURN - FOR THE PAST 10 YEARS

                                Lehman Brothers
                                 Intermediate
             Balanced             Government/
             Composite             Corporate             S&P            65/35
         (dollar weighted             Bond               500          Composite
         and net of fees)            Index              Index           Index
         ----------------            -----              -----           -----
1989           26.83%                12.75%             31.60%          24.84%
1990            3.63%                 9.17%             -3.11%           1.38%
1991           31.94%                14.62%             30.33%          24.79%
1992            6.69%                 7.17%              7.62%           7.51%
1993           13.81%                 8.78%             10.06%           9.62%
1994           -2.30%                -1.93%              1.31%           0.19%
1995           29.82%                15.31%             37.58%          29.46%
1996            7.89%                 4.06%             22.96%          16.09%
1997           20.66%                 7.87%             33.37%          24.11%
1998           27.07%                 8.42%             28.56%          22.10%
Quarter
ended
March 31, 1999  6.19%                -0.19%              4.98%           3.17%

ANNUALIZED RETURNS - FOR PERIODS ENDED MARCH 31, 1999

                                 Lehman Brothers
                                  Intermediate
                                   Government
                                   Corporate                          65/35
           Balanced Composite      Bond Index    S&P 500 Index   Composite Index
           ------------------      ----------    -------------   ---------------
1 year           23.40%              6.56%           18.44%           14.93%
5 years          18.14%              6.99%           26.25%           19.45%
10 years         15.98%              8.38%           18.95%           15.36%

     While the Adviser will employ for the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Balanced Fund investment objectives, policies and strategies that are substantially similar to those that were employed in managing the Equity Composite and the Balanced Composite, respectively, the Adviser, in managing the Funds, may be subject to certain restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code on its investment activities to which, as the investment adviser to the Composites, it was not previously subject. Examples include limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders. Such restrictions, if they had been applicable to the
Composites,   may  have  adversely  affected  the  performance  results  of  the
Composites.

     The Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Balanced Fund may incur operating expenses that were not incurred by the Equity Composite and Balanced Composite. It is anticipated that the fees and expenses of the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Balanced Fund will be higher than those of the Composites, which will lower performance results. While the Composites' incur inflows and outflows of cash, there can be no assurance that the continuous offering of each Fund's shares and each Fund's obligation to redeem their shares will not impact the each Fund's performance.

     The performance data above represents the prior performance of each Composite and not the prior performance of the corresponding Fund and should not be relied upon by investors as an indication of future performance of the Funds. The performance of each Composite, which is unaudited, has otherwise been computed by the Adviser in accordance with the standards formulated by the Association for Investment Management and Research ("AIMR"). This method of calculating performance differs from the standardized methodology used by mutual funds to calculate performance and results in a total return different from that derived from the standardized methodology. All performance data presented is net of advisory fees and other expenses.

INVESTMENT OBJECTIVES, INVESTMENT METHODOLOGY AND RISK CONSIDERATIONS

     The Funds are series of the Atalanta/Sosnoff Investment Trust (the "Trust"). The Funds are not intended to be a complete investment program, and there is no assurance that each Fund's investment objective can be achieved. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

INVESTMENT OBJECTIVES

     The ATALANTA/SOSNOFF FUND seeks long-term capital appreciation, through equity investments in companies which the Adviser believes are entering into a period of accelerating earnings momentum. Under normal circumstances, at least 65% of the total assets of the Fund will be invested in common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants). Although the Fund can invest in companies of any size, the Fund generally invests in larger, more established companies.

     The ATALANTA/SOSNOFF FOCUS FUND is a non-diversified fund that seeks long-term capital appreciation by normally concentrating its investments in a core position of 20-25 large capitalization companies which the Adviser believes are entering into a period of accelerating earnings momentum. Under normal circumstances, at least 65% of the total assets of the Fund will be invested in common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants) of medium to large capitalization companies.

     The ATALANTA/SOSNOFF VALUE FUND seeks long-term capital appreciation by investing primarily in equity securities which the Adviser believes are fundamentally undervalued. Under normal circumstances, at least 65% of the total assets of the Fund will be invested in common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants) of of medium to large capitalization companies. The Fund uses a "value" investment approach, choosing companies with positive free cash flow, relatively low price/earnings ratios and appropriate debt/equity ratios as compared to other companies in the same industry, to specific competitors and to the overall market.

     The ATALANTA/SOSNOFF BALANCED FUND seeks to preserve capital while producing long-term capital appreciation by investing in a blend of equity and fixed-income securities. Under normal circumstances, 65% (maximum of 75%) of the Balanced Fund's assets will be invested in equity securities and 35% will be invested in cash, cash equivalents and fixed-income securities.

INVESTMENT METHODOLOGY AND RISK CONSIDERATIONS

GROWTH FUNDS:
                              ATALANTA/SOSNOFF FUND
                         AND ATALANTA/SOSNOFF FOCUS FUND

     The Adviser selects stocks for the two Growth Funds by using quantitative screening techniques and fundamental investment analysis. The Adviser first employs a quantitative screening strategy to a large capitalization universe of stocks by searching for companies which may have the following general characteristics, among others: market capitalization over $2 billion; earnings growth rate above market(i.e. the S&P Index, industry averages) for at least 12 months; relative price/earnings ratio in the lower one-third of its historical range over the past 5 years; and earnings per share estimated by the Adviser to be above the consensus as reported in financial industry publications. Through its evaluation of these general criteria, the Adviser reduces the initial universe of stocks to a selected list of stocks which are then subjected to further fundamental research analysis. The Adviser may examine various factors including, but not limited to, the following:

     Earnings Momentum - Which companies will experience an accelerating rate of growth during the next business period?

     Growth Rate P/E - What price to earnings ratio is being paid for the company's rate of growth and where does that place it relative to its peers in its industry and the overall market?

     Earnings Stability - How consistently has the company been able to grow operating income over an economic period and how consistently has the company met earnings estimates?

     Price Performance - Has the stock outperformed the market indices through the current stock market period?


     The Adviser may also cultivate a dialogue with the senior management of the companies it analyzes. Such a hands-on approach emphasizes direct contact whereby impressions gained by interviewing management are verified against the assessments of vendors, competitors and suppliers. The Adviser's conclusions are often quantified by the development of an earnings model which may be gauged against the investment community's expectations.

     The Adviser's fundamental approach is disciplined by two additional steps. First, prospective purchases are screened against valuation criteria such as historical and relative price to earnings ratios. Next, specific target prices (what the Adviser thinks the stock is worth) are established for each stock. Securities are bought and sold based upon the relationship of the stock's current price to its target price. For example, if a stock's target price is higher than its current price, the Adviser will consider buying the stock. Conversely, as a stock's current price approaches its target price, the Adviser will consider selling.

     The Atalanta/Sosnoff Focus Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

                           ATALANTA/SOSNOFF VALUE FUND

     The Adviser's value philosophy seeks to identify stocks priced below-average in comparison to such factors as earnings and book value (shareholders' equity divided by shares outstanding). Value investing is predicated on the Adviser's ability to identify undervalued securities. The Adviser emphasizes stocks that have relatively low price/earnings ratios and low debt/equity ratios compared to other companies in the same industry, to specific competitors and the overall market, and positive free cash flow. The dividend yield (annual dividend rate divided by current stock price) of these stocks tends to be higher.

     The Adviser will use a bottom-up approach (focusing on specific companies rather than the overall market level or industry sectors) in selecting securities. Before a security is purchased, the Adviser will analyze company reports and other public information to develop an opinion on the company's value. The Adviser's company selection process includes but is not limited to those that demonstrate strong cash flows, significant barriers to competition, and moderate or low requirements for capital reinvestment. While the Adviser intends to invest primarily in companies which are leaders in their respective industries, the Adviser may also invest in smaller, less seasoned companies.

     Investments in smaller or newer companies may suffer more significant losses because they lack depth of management, may be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

BALANCED FUND:

                         ATALANTA/SOSNOFF BALANCED FUND

     The Balanced Fund's blend of equity securities (the "equity segment") and cash, cash equivalents and fixed-income securities (the "fixed-income segment") is determined by systematically integrating a macroeconomic outlook (which involves a review of domestic factors such as Gross Domestic Product momentum, interest rates, inflation, corporate earnings and a review of international factors such as geopolitical events, currency parities and other variables) with individual security analysis. In addition, the Adviser will make asset allocation decisions in anticipation of interest rate changes and monetary policy decisions.

     The equity segment of the Fund will consist primarily of larger, more established companies which the Adviser believes are entering into a period of accelerating earnings momentum. The Adviser uses quantitative screening techniques, followed by fundamental research analysis to select the stocks. In effect, the equity segment's security selection process is identical to that used by the Atalanta/Sosnoff Fund.

     The fixed-income segment of the Fund will own a mix of Federal, agency and corporate securities. The Adviser's analysis of currencies, inflation rates, Federal Reserve policy, Gross Domestic Product momentum, interest rates and geopolitical events is coupled with fundamental bottom-up security research in selecting securities that make-up the fixed-income segment. The Adviser believes the most critical variable in managing the fixed-income segment is the overall duration(the time it takes an investor to recoup his/her investment) of the segment. Thus, the

Adviser will actively manage the duration and maturity of the Fund's fixed-income segment, and will seek to enhance returns from interest rate anticipation, sector allocations and individual security analysis. For example, if the Adviser anticipates a decline in interest rates it will extend the segment's duration. Conversely, if the Adviser anticipates an increase in interest rates its duration will be reduced, depending on the Adviser's analysis. In addition, the Adviser monitors yield disparities among different asset classes and sectors and will invest the portfolio accordingly. This determination is a function of the Adviser's assessment of the securities' credit worthiness and historical yield. For example, if in the opinion of the Adviser the disparity between the yield of corporate and federal and agency securities is historically large (i.e., corporate is higher), then corporate securities might be more attractive; if the disparity is smaller, federal and agency securities might be more attractive because of their reduced risk as compared to corporate securities.

     Because  the Fund  intends to  allocate  65% of its total  assets to equity securities and 35% of its total assets to cash, cash equivalents and fixed-income securities, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. Likewise, since a portion of the Fund's portfolio will normally consist of fixed-income securities, the Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. It should be noted that, although the Fund intends to invest in fixed-income securities to reduce the price volatility of the Fund's shares, intermediate and long-term fixed-income securities do fluctuate in value more than short-term fixed-income securities. The flow of funds between the equity and fixed-income segments of the Fund is an ongoing process.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

     EQUITY SECURITIES. Each Fund may invest in common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants). Each Fund may also invest in preferred stocks and convertible bonds which are rated at the time of purchase in the five highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa or Ba) or Standard & Poor's Ratings Group (AAA, AA, A, BBB or BB) or in unrated securities determined by the Adviser to be of comparable quality. Preferred stocks and bonds rated Ba, or BB are considered high-yield/high-risk securities. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of these securities to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below Ba or BB, and the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security.

     Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Funds will fluctuate.

     FIXED-INCOME SECURITIES. Each Fund may invest in fixed-income securities, including U.S. Government obligations and corporate debt securities (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stocks of domestic issuers rated at the time of purchase in the five highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa or Ba) or Standard & Poor's Ratings Group (AAA, AA, A, BBB or BB) or, if unrated, which are determined by the Adviser to be of comparable quality. Fixed-income securities rated Ba or BB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of these securities to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below Ba or BB and the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security.

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of a Fund will fluctuate.

     TEMPORARY DEFENSIVE POSITION. When the Adviser believes substantial price risks exist for common stocks and securities convertible into common stocks each Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. When the Adviser takes a temporary defensive position, the Fund may not achieve its investment objective.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. Other U.S. Government obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and security of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the Unites States Government.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Funds intend to enter into repurchase agreements only with the Custodian, banks having assets in excess of $10 billion and the largest and, in the Adviser's judgment, most creditworthy primary U.S. Government securities dealers. The Funds will only enter into repurchase agreements which are collateralized by U.S. Government obligations or other liquid high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     FOREIGN SECURITIES. The Funds will invest primarily in domestic equity securities, although each may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which such bank or trust company holds in custody) or other securities of foreign issuers that are publicly traded in the United States. To the extent that a Fund invests in such securities, such investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely.

     OPTIONS AND FUTURES. Each Fund may write covered call and covered put options on equity and debt securities that it is eligible to purchase. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options written by a Fund give the holder the right to sell the underlying security to a Fund at a stated exercise price. These options are all covered by the Fund. In the case of call options, the Fund will own the underlying securities as long as the option is outstanding, while in the case of put options, the Fund will maintain a segregated account of cash, U.S. Government obligations or other liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. Each Fund may also write straddles (combinations of puts and calls on the same underlying security). A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     Each Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Each Fund may purchase call options on securities or on relevant stock indices to hedge against an increase in the value of securities that it wants to buy sometime in the future. The premium paid for the call option and any transaction costs will increase the cost of securities acquired, upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     Each Fund may purchase either exchange-traded or over-the-counter options on securities. Each Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. Each Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund's net assets would be invested in illiquid securities.

     Each Fund may purchase and sell futures contracts, including stock and bond index futures contracts, to hedge against changes in prices. Each Fund will not engage in futures transactions for speculative purposes. Stock and bond index futures contracts are based on indexes that reflect the market value of common stock or bonds of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Each Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

     Each Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When a Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When a Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock and bond price movements. In these events, a Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time; therefore, these transactions have an unlimited potential for loss.

     LENDING PORTFOLIO SECURITIES. The Funds may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed without shareholder approval, that loans of portfolio securities will not be made with respect to any Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of that Fund's total assets. Securities lending will afford a Fund the opportunity to earn additional income because a Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. A Fund may pay reasonable fees in connection with arranging such loans.

     BORROWING AND PLEDGING. A Fund may borrow money from banks provided that, immediately after any such borrowing, there is asset coverage of 300% for all borrowings of the Fund. A Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of its total assets. A Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. The Funds' policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is each Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to limit its borrowings to 5% of its total assets and to borrow only for emergency or extraordinary purposes and not for leverage.

     PORTFOLIO TURNOVER. Each Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The Adviser expects the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Balanced Fund to maintain lower portfolio turnover than the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of each Fund cannot be accurately predicted, it is not expected to exceed 150%, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
----------------------

     Your initial investment in the Funds ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Trust's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent"), by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent, by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day. If you establish your account through a brokerage firm, you will need to contact your broker to receive account information. The Transfer Agent will not have access to your individual account information.

     You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the appropriate Fund. An account application is included in this Prospectus. Please mark the appropriate box indicating the Fund or Funds you are purchasing.

     The Trust mails you confirmations of all purchases or redemptions of the Funds shares. Certificates representing shares are not issued. The Trust and its principal underwriter, Atalanta/Sosnoff Management Corporation (the "Distributor") reserve the right to limit the amount of investments and to refuse to sell to any person.

     Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent, the Distributor and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

     You may also purchase shares of the Funds by wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-877-SOSNOFF (1-877-767-6633)) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

     Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Trust reserves the right to charge shareholders for this service upon thirty days prior notice to shareholders.

     You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the applicable Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 101 Park Avenue, New York, New York 10178. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such a requirement.

SHAREHOLDER SERVICES
--------------------

     Contact  the  Transfer  Agent  (Nationwide  call  toll-free   1-877-SOSNOFF
(1-877-767-6633)) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------

     If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount of not less than $100 each. There is no charge for this service.

     Tax-Deferred Retirement Plans
     -----------------------------

     Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:

     --   Keogh Plans for self-employed individuals.
     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs.
     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision.
     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

     Direct Deposit Plans
     --------------------

     Shares of the Funds may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

     Automatic Investment Plan
     -------------------------

     You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account on either the 15th or the last business day of the month or both. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

HOW TO REDEEM SHARES
--------------------

     You may redeem shares of the Funds on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

     Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently a $9 charge by the Custodian for processing wire redemptions. The Transfer Agent reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

     You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the applicable Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

     The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

     At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $5,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Trust may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

EXCHANGE PRIVILEGE
------------------

     Shares of the Funds may be exchanged for each other at net asset value. You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined net asset value after the Transfer Agent receives your request.

     You may only exchange shares into a Fund which is authorized for sale in your state of residence and you must meet that Fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund each expects to distribute substantially all of its net investment income, if any, on an annual basis. The Atalanta/Sosnoff Balanced Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions are paid according to one of the following options:

     Share Option -   income   distributions  and  capital  gains  distributions
                      reinvested in additional shares.

     Income Option -  income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash;   long-term  capital  gains
                      distributions reinvested in additional shares.

     Cash Option  -   income  distributions and capital gains distributions paid in cash.

     You should indicate your choice of option on your application. If no option is specified on your application or you have established your account through a brokerage firm, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----

     Each Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income and from net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

     Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions and exchanges of shares of the Funds are taxable events on which a shareholder may realize a gain or loss.

     The Funds' use of hedging techniques, such as foreign currency forwards, futures and options, involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds as well as affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

     The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

OPERATION OF THE FUNDS
----------------------

     Each  Fund  is a  series  of the  Atalanta/Sosnoff  Investment  Trust  (the
"Trust"),  an  open-end  management  investment  company  organized  as an  Ohio business trust on January 29, 1998. The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund are diversified series of the Trust. The Atalanta/Sosnoff Focus Fund is a non-diversified series of the Trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

     The Trust retains Atalanta/Sosnoff Capital Corporation (Delaware), 101 Park Avenue, New York, New York 10178 (the "Adviser"), to manage the Funds' investments. The Adviser is a registered investment adviser that has been advising individual, institutional and corporate clients since 1982. The Adviser is a wholly-owned subsidiary of Atalanta/Sosnoff Capital Corporation ("A/SCC"), a public company listed on the New York Stock Exchange(NYSE: ATL). Martin T. Sosnoff is the controlling shareholder of A/SCC.

     As of the date of this Prospectus, Atalanta/Sosnoff Management Corporation (the "Distributor") may be deemed to control the Atalanta/Sosnoff Fund by virtue of its ownership of more than 25% of its shares.

     Martin T. Sosnoff, C.F.A., Chairman of the Board of the Adviser, the Distributor and A/SCC, is primarily responsible for the day-to-day management of each Fund. Mr. Sosnoff founded the Adviser in 1981. He has authored two books on the money management business, Humble on Wall Street (1975) and Silent Investor, Silent Loser (1986), and currently writes a column for Forbes magazine. Mr. Sosnoff chairs an investment committee of three senior executives of the Adviser in managing each Fund's portfolio. Craig B. Steinberg is President and a Director of the Adviser and has been employed by the Adviser since 1985. Paul P. Tanico is Executive Vice President of the Adviser and has been employed by the Adviser since 1997.

     Each Fund pays the Adviser a fee, payable monthly, at the annual rate of .75% of the average value of its daily net assets. The Adviser has voluntarily agreed to waive fees and reimburse Fund expenses in order to maintain each Fund's expenses at 1.50%. The Adviser reserves the right to discontinue the fee waivers and expense reimbursements at any time.

     In addition to the advisory fee, each Fund is responsible for the payment of all of its operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator, and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

     Atalanta/Sosnoff Management Corporation, 101 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as principal underwriter for the Trust and, as such, is the exclusive agent for distribution of the Funds' shares. Martin T. Sosnoff, Chairman of the Board of the Adviser and A/SCC, is also Chairman of the Board of the Distributor.

     The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent. The Transfer Agent is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Transfer Agent also provides accounting and pricing services to the Funds. The Transfer Agent receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

     In addition, the Transfer Agent has been retained to provide administrative services to the Funds. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange

Commission and state securities authorities.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may consider sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 (the "1940 Act") and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor.

     Shares of each Fund have equal voting rights and liquidation rights and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the 1940 Act or when the matter affects only the interests of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Funds could be adversely impacted if the computer systems used by the Adviser and other service providers have not been converted to meet the requirements of the new century. The Funds' Adviser has evaluated its internal systems and expects them to handle the change of millennium. The Adviser is monitoring on an ongoing basis the progress of the Funds' service providers to convert their systems to comply with the requirements of the Year 2000. The Adviser currently has no reason to believe that these service providers will not be fully and timely complaint. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Funds to enter into agreements with new service providers or to make other arrangements. In addition, although the Adviser considers an issuer's Year 2000 compliance status in the investment decision process, companies in which the Funds invest may experience Year 2000 difficulties and the Funds are unable to predict to what extent the Year 2000 issue will impact the value of those securities.

SERVICE PLAN
------------

     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a service plan (the "Plan") under which each Fund is required to compensate the Distributor for its services to the Fund. The Distributor is responsible for the payment of any expenses related to the distribution or promotion of Fund shares, including payments to securities dealers and others who are engaged in activities related to the servicing of shareholder accounts such as maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the servicing of Fund shareholders or the distribution of Fund shares.

     The annual limitation for payments to the Distributor pursuant to the Plan is .25% of each Fund's average daily net assets. In the event the Plan is terminated by a Fund in accordance with its terms, that Fund will not be required to make any payments to the Distributor after the date the Plan terminates.

     Pursuant to the Plan, the Distributor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
--------------------------

     On each day that the Trust is open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

     U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of a Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------

     From time to time, each Fund may advertise its "average annual total return." Each Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

     The "average annual total return" of a Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in an advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

     The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     From time to time, each Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's Fortune or Morningstar Mutual Fund Values. Each Fund may also compare its performance to that of other selected mutual funds, average of the other mutual funds within its category as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the S&P 500 Index or the Lehman Brothers Intermediate Government/Corporate Bond Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. Each Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

ATALANTA/SOSNOFF INVESTMENT TRUST
101 Park Avenue
New York, New York 10178

BOARD OF TRUSTEES
Howard A. Drucker
Anthony G. Miller
Toni E. Sosnoff
Irving L. Straus
Aida L. Wilder

INVESTMENT ADVISER
ATALANTA/SOSNOFF CAPITAL CORPORATION (DELAWARE)
101 Park Avenue
New York, New York 10178
212-867-5000

INDEPENDENT AUDITORS
ARTHUR ANDERSEN LLP
425 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, New York 10019-6099

DISTRIBUTOR
ATALANTA/SOSNOFF MANAGEMENT CORPORATION
101 Park Avenue
New York, New York 10178

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Services
--------------------
Nationwide: (Toll-Free 1-877-SOSNOFF (1-877-767-6633))

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell shares in any State to any person to whom it is unlawful for the Funds to make such offer in such State.

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                        ---------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                  July 1, 1999


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Atalanta/Sosnoff Investment Trust (the "Trust") dated July 1, 1999. A copy of the Trust's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st floor, Cincinnati, Ohio 45202 or by calling the Trust nationwide toll-free at 1-877-SOSNOFF (1-877-767-6633).

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                        Atalanta/Sosnoff Investment Trust
                                 101 Park Avenue
                            New York, New York 10178

THE TRUST...................................................................

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS...............................

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS.....................

INVESTMENT LIMITATIONS......................................................

TRUSTEES AND OFFICERS.......................................................

THE INVESTMENT ADVISER......................................................

THE DISTRIBUTOR.............................................................

SERVICE PLAN................................................................

SECURITIES TRANSACTIONS.....................................................

PORTFOLIO TURNOVER..........................................................

CALCULATION OF SHARE PRICE..................................................

TAXES.......................................................................

REDEMPTION IN KIND..........................................................

HISTORICAL PERFORMANCE INFORMATION..........................................

CUSTODIAN...................................................................

AUDITORS....................................................................

COUNTRYWIDE FUND SERVICES, INC..............................................

FINANCIAL STATEMENTS........................................................

THE TRUST
---------

The Atalanta/Sosnoff Investment Trust was organized as an Ohio business trust on January 29, 1998. The Trust currently offers four series of shares to investors: the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies. The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund, are diversified series of the Trust. Each Fund has its own investment objective(s) and policies. The Atalanta/Sosnoff Focus Fund is a non-diversified series.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund or Funds being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment methodology described in the Prospectus (see "Investment Objectives, Investment Methodology and Risk Considerations") appears below:

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Trust's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by that Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to a Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to a Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or
(c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Trust's restrictions on illiquid investments (see "Investment Limitations").

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Trust's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     FOREIGN SECURITIES. Subject to the Trust's investment policies and quality and maturity standards, each Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Because a Fund may invest in foreign securities, an investment in a Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, each Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

     WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

     PURCHASING PUT OPTIONS. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. An example of such use of put options is provided below.

     Each Fund may purchase a put option on an underlying security (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     Each Fund may also purchase put options at a time when a Fund does not own the underlying security. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in a Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which a Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     PURCHASING CALL OPTIONS. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. Each Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below.

     Call options may be purchased by each Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. Each Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by a Fund, an increase in the market price could result in the exercise of the call option written by a Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

     OPTIONS TRANSACTIONS GENERALLY. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

     STOCK INDEX FUTURES CONTRACTS. Each Fund may enter into S&P Index (or other major market index) futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of stock values in order to establish more definitely the effective return on securities held or intended to be acquired by each Fund. A Fund's hedging may include the purchase of Futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increase in stocks prices. When selling Futures Contracts, a Fund will segregate cash assets to cover any related liability.

     Each Fund will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

     A Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of a Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each Fund may purchase warrants and rights, provided that each Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which each Fund may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which each Fund may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each of Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, or purchase securities on margin except that it may do so if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Make short sales of securities or maintain a short position, except short sales "against the box";

(4)  Make loans to other persons, except (a) by loaning portfolio securities, or
     (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness;

(5) Write, purchase or sell commodities, commodities contracts or related options;

(6) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States Government, its agencies or instrumentalities);

(7)  Invest in  interests  in real  estate or real estate  limited  partnerships
     (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

     The  following   fundamental   limitation   is   applicable   only  to  THE
     ATALANTA/SOSNOFF   FUND,   THE   ATALANTA/SOSNOFF   VALUE   FUND   AND  THE
     ATALANTA/SOSNOFF BALANCED FUND. EACH OF THESE FUNDS MAY NOT:

(8) Purchase the securities of any issuer if with respect to 75% of the value of the total assets of the Fund, more than 5% of the value of the total assets of the Fund would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, provided that this limitation shall not apply to the purchase of securities issued by the U.S. Government, its agencies or instrumentalities.

     Percentage restrictions stated as an investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

TRUSTEES AND OFFICERS
---------------------

     The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940 Act, is indicated by an asterisk.

                                                               Estimated Annual
                                                               Compensation
Name                      Age       Position Held              From the Trust
----                      ---       -------------              ----------------
*Anthony G. Miller        39        Chairman,                       $     0
                                    President and Trustee
*Toni E. Sosnoff          55        Vice President                        0
                                    and Trustee
+Howard A. Drucker        56        Trustee                           8,000
+Irving L. Straus         77        Trustee                           8,000
+Aida L. Wilder           50        Trustee                           8,000
 Robert L. Bennett        57        Treasurer                             0
 Tina D. Hosking          30        Secretary                             0

* Mr. Miller and Mrs. Sosnoff, as affiliated persons of Atalanta/Sosnoff Capital Corporation (Delaware), the Funds' investment adviser, and Atalanta/Sosnoff Management Corporation, the Funds' principal underwriter, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     ANTHONY G. MILLER, 101 Park Avenue, New York, New York, is President and a Trustee of the Trust. He is Executive Vice President, Chief Operating Officer ("COO") and Chief Financial Officer ("CFO") of Atalanta/Sosnoff Capital Corporation (Delaware) (the investment adviser to the Trust and parent of Atalanta/Sosnoff Management Corporation) and Atalanta/Sosnoff Capital Corporation (parent of Atalanta/Sosnoff Capital Corporation (Delaware)). Mr. Miller is also Executive Vice President, COO and CFO of Atalanta/Sosnoff Management Corporation (the Funds principal underwriter).

     TONI E. SOSNOFF, 101 Park Avenue, New York, New York, is Vice President of Atalanta/Sosnoff Capital Corporation (Delaware), (the investment adviser to the Trust and parent of Atalanta/Sosnoff Management Corporation).

     HOWARD A. DRUCKER, 25 East End Avenue, New York, New York is an attorney and the president of Fundamental Management Corp. which provides real estate management services. He is also a general partner of East Hartford Estates, L.P., a real estate company; and a real estate investor and manager with various properties throughout the United States.

     IRVING L. STRAUS, 1501 Broadway #1809, New York, New York, is a Trustee of the Trust. He is also Chairman of Straus Corporate Communications, a public relations firm; and President of 100% No-Load Mutual Fund Council, a trade organization. Mr. Straus also serves as assistant secretary for Spectral Diagnostics, Inc. which is a publicly-held company in the biotechnology field.

     AIDA L. WILDER, 24 Old Albany Post Rd., Rhinebeck, New York, is a Trustee of the Trust. She is also the Vice President of Wilder Consolidated Enterprises which engages in restaurant operations and has served in this capacity since 1979.

     ROBERT L. BENNETT, 312 Walnut Street, Cincinnati, Ohio, is First Vice President and Chief Operations Officer of Countrywide Fund Services, Inc. (a registered transfer agent). He is also Treasurer for the Dean Family of Funds, Williamsburg Investment Trust, The New York State Opportunity Funds, Wells Family of Real Estate Funds and The Winter Harbor Fund (all of which are registered investment companies).

     TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio, is Associate General Counsel of Countrywide Fund Services, Inc. She is also Secretary of The Winter Harbor Fund, The Bjurman Funds, Dean Family of Funds, The James Advantage Funds, UC Investment Trust, Williamsburg Investment Trust, Wells Family of Real Estate Funds and The New York State Opportunity Funds and Assistant Secretary of The Gannett Welsh & Kotler Funds, The Westport Funds and Lake Shore Family of Funds.

     Each non-interested Trustee will receive a quarterly retainer of $1,000 and a $1,000 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties.

THE INVESTMENT ADVISER
----------------------

     Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") is the investment adviser for all four Funds. The Adviser is a wholly-owned subsidiary of Atalanta/Sosnoff Capital Corporation ("A/SCC"), a public company listed on the New York Stock Exchange (NYSE: ATL). Martin T. Sosnoff is the controlling shareholder, Chairman and a Director of A/SCC and the Chairman and a Director of the Adviser and Atalanta/Sosnoff Management Corporation, the Trust's principal underwriter (the "Distributor"). Anthony G. Miller is Executive Vice President, COO and CFO of the Adviser, A/SCC and the Distributor. Messrs. Sosnoff and Miller, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Miller is also the President and a Trustee of the Trust.

     Under the terms of the advisory agreements between the Trust and the Adviser, the Adviser manages each Fund's investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets.

     Each Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of that Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which a Fund may be a party. Each Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their
duties.   The  Adviser  bears  promotional   expenses  in  connection  with  the
distribution of each Fund's shares. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the advisory agreement for the Atalanta/Sosnoff Fund will remain in force until June 1, 2000. The advisory agreement for the
Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund, and the Atalanta/Sosnoff Balanced Fund and will remain in force until June 1, 2001. Each of the advisory agreements will remain in force from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Fund's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. Each of the advisory agreements automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE DISTRIBUTOR
---------------

     Atalanta/Sosnoff Management Corporation (the "Distributor") is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor pays from its own resources promotional expenses in connection with the distribution of each Fund's shares and any other expenses incurred by it in the performance of its obligations under the Underwriting Agreement with that Fund.

SERVICE PLAN
------------

     As stated in the Prospectus, the Trust has adopted a service plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to compensate the Distributor for its services to that Fund. The Distributor is responsible for the payment of any expenses incurred in the distribution and promotion of each Fund's shares or activities related to the servicing of shareholder accounts, including but not limited to, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust might reasonably request; formulating and implementing of marketing and promotional activities; the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other shareholder servicing-related expenses, including any servicing fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Plan expressly limits payments to the Distributor in any fiscal year to a maximum of .25% of the average daily net assets of each Fund.

     Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of each Fund's shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

     The continuance of the Plan and Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated by each Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of that Fund. In the event a Plan is terminated in accordance with its terms, that Fund will not be required to make any payments to the Distributor after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of each Fund's assets for distribution and shareholder servicing expenses under the Plan should assist in the growth of a Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for shareholder servicing will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of their ownership of shares of the Adviser and the Distributor, Anthony G. Miller and Toni E. Sosnoff may each be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Funds will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser, nor affiliates of the Trust, or the Adviser, will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and the Distributor and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all access persons preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Funds during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Adviser anticipates that each Fund's portfolio turnover rate normally will not exceed 150%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and
(ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Funds total assets are represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Funds investments are limited in respect to any issuer to an amount not greater than 5% of the Funds assets and 10% of the outstanding voting securities of such issuer) and
(b) not more than 25% of the value of a Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Fund's shareholders, a Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any ninety day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula: P (1 + T)n = ERV Where:

P   =   a hypothetical initial payment of $1,000
T   =   average annual total return
n   =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

     The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of any applicable initial sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Funds may discuss various measures of a Fund's performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. Each Fund may provide comparative performance information appearing in the Growth Funds, Value Funds, and Balanced Funds category. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average and the Lehman Brothers Intermediate Government/Corporate Bond Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely recognized bond index composed of all bonds of investment grade in the maturity of between one and three years.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of June 4, 1999, the Distributor owned of record 79.98% of the Atalanta/Sosnoff Fund's outstanding shares. As of the share date, the Trustees and officers of the Trust owned of record or beneficially less than 1% of the outstanding shares of the Trust.

CUSTODIAN
---------

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as Custodian for the Funds' investments. Firstar Bank, acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of Arthur Andersen LLP has been selected as independent public accountants for the Trust for the fiscal year ended May 31, 1999. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202 performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

COUNTRYWIDE FUND SERVICES, INC.
-------------------------------

     The Trust has retained Countrywide Fund Services, Inc. (the "Transfer Agent") to act as each Fund's transfer agent. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent receives from each Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month, per Fund. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     The Transfer Agent also provides accounting and pricing services to each Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties, each Fund pays the Transfer Agent a fee in accordance with the following schedule:

     Average Monthly Net Assets                    Monthly Fee
     --------------------------                    -----------
    $          0 - $ 50,000,000                      $2,000
    $ 50,000,000 -  100,000,000                      $2,500
    $100,000,000 -  200,000,000                      $3,000
    $200,000,000 -  300,000,000                      $4,000
            Over -  300,000,000                      $5,000 + .001%
                                                     of average net assets

In addition, each Fund pays all costs of external pricing services.

     The Transfer Agent also provides administrative services to each Fund. In this capacity, the Transfer Agent supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of tax returns, reports to shareholders of each Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays the Transfer Agent a fee at the annual rate of .15% of the average value of its daily net assets up to $50,000,000,
 .125% of such assets from $50,000,000 to $100,000,000 and .10% of such assets in excess of $100,000,000, provided, however, that the minimum fee is $1,000 per month, per Fund.

FINANCIAL STATEMENTS

     The Atalanta/Sosnoff Fund's statement of Assets and Liabilities as of May 6, 1998, which have been audited by Arthur Andersen LLP, and the Atalanta/Sosnoff Fund's unaudited Financial Statements as of November 30, 1998, are attached to this Statement of Additional Information.

                                     [LOGO]

                               Semi-Annual Report
                               November 30, 1998
                                  (Unaudited)

                             Atalanta/Sosnoff Fund

LETTER TO SHAREHOLDERS                                          JANUARY 20, 1999
================================================================================
Dear Shareholder:

As Frank Sinatra used to sing and reminisce, "It was a very good year" but there were times like late summer when panic embraced financial markets worldwide. The destabilizing forces of deflation hurt emerging markets, Russia, Southeast Asia and South America. Our stock market was 20 percent below where it is today with downside volatility among even the most liquid of our giant multinationals like GE, Coca-Cola, Microsoft and Cisco.

The world isn't out of the woods as yet, but through the coordinated efforts of the G7 nations capital injections into Indonesia, Brazil, and South Korea were timely and staved off total disarray. Russia is the sole exception, but this is a small economy and the capital losses were sustained mainly by European banks and their countries which guaranteed many of the loans outstanding.

Turning to our performance in this most volatile setting, we stayed ahead of the market through the third quarter. When stock prices turned south, we exercised our pragmatic loss discipline and reduced invested positions in equities by 20 percent. When the market rallied early in October on Federal Reserve Board easing, we fell behind, but then quickly repositioned portfolios by adding to our holdings in growth stocks and financial services.

By early December, we began to outperform again and have ended the year with good absolute and relative performance. Through December 31, 1998, performance totaled 14.70% versus 13.92% for the S&P 500 Index, and as of this writing we have added another 6.63% in 1999 versus 2.28% for the S&P 500.

The underlying theme is the world has slowed down and we are likely to remain in a deflationary environment with low interest rates for a year or two longer. We continue to avoid investments in companies in the industrial sector. Most of our holdings are counter cyclical as in healthcare, non-cyclical beneficiaries of low interest rates and a weakening dollar, and the logical leaders in computer software, hardware and telecommunications equipment.

We are more concerned about the deflationary forces in the world than the predicament of President Clinton who should prevail in the Senate impeachment proceedings. The air won't clear for a month or two. The price of oil hovers near $10 a barrel and this could further destabilize the Mideast, Indonesia, and our important trading partners like Mexico and Canada. South America is wobbly, particularly Venezuela and Brazil. All these countries' budget deficits will widen markedly, in Saudi Arabia and Russia, too. The chances of geopolitical unrest have increased and our financial markets are beginning to reflect this with increased volatility, daily.

We expect the world to muddle through the present deflationary environment, but it will take some time. Recovery in Southeast Asia could be a year or more away. At home, low interest rates, minimal inflation and a relatively buoyant consumer sector should keep our GDP going at better than 2 percent which isn't much below normal. The newest worry is weakness in the dollar, a reflection of our unfavorable trade balance and somewhat alarming balance of payment deficit.

The stock market needs to digest the autumn rally and gain some confidence that corporate earnings, particularly for large capitalization growth stocks, will not disappoint.

We expect to maintain overweighted positions in technology and in the financial sector, which includes brok[4s, banks, insurance underwriters, credit card operators, mortgage agencies and commercial finance companies. Price-earnings ratios remain very attractive relative to the S&P 500 Index which is ranked at 24 times projected '99 earnings. Many of our holdings sell at 50 percent of this valuation with prospects of growing earnings at mid-teens levels.

Our Best Wishes for the New Year.

Sincerely,

Martin T. Sosnoff

PORTFOLIO CHARACTERISTICS
NOVEMBER 30,1998 (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX

[GRAPHIC OMITTED]

                                                % of Portfolio
                                   ---------------------------------------
                                   Atalanta/Sosnoff Fund     S&P 500 Index
                                   ---------------------     -------------
Financial
Consumer Staples
Technology
Health Care
Consumer Cyclicals
Communications Services
Basic Materials
Capital Goods
Utilities
Energy
Transportation


TOP TEN HOLDINGS
                                                            % OF
        STOCK                      SECTOR                PORTFOLIO
        ----------------------------------------------------------
        General Re                 Financial                6.0%
        Microsoft                  Technology               5.4%
        Philip Morris              Consumer Staples         5.3%
        Chancellor Media           Consumer Staples         4.9%
        IBM                        Technology               4.8%
        Sun Microsystems           Technology               4.2%
        Cablevision Systems        Consumer Staples         4.2%
        Merrill Lynch              Financial                4.0%
        Time Warner                Consumer Staples         3.4%
        Citigroup                  Financial                3.3%
                                                           -----
                                               Total:      45.5%

TOTAL RETURNS
                                          INCEPTION               INCEPTION
                                      (JUNE 17, 1998)*        (JUNE 17, 1998)*
                                    TO NOVEMBER 30, 1998    TO DECEMBER 31, 1998
                                    --------------------    --------------------
        Atalanta/Sosnoff Fund               6.60%                   14.70%
        Lipper Growth Fund Index            1.62%                    9.75%
        S&P 500 Index                       7.72%                   13.92%

*Except for the Lipper Growth Fund Index which represents the periods from June 18, 1998.

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998 (UNAUDITED)
================================================================================
ASSETS
Investment securities:
   At acquisition cost ........................................     $ 9,007,023
                                                                    ===========
   At market value (Note 1) ...................................     $ 9,873,975
Dividends receivable ..........................................           6,083
Receivable for capital shares sold ............................          13,400
Organization costs, net (Note 1) ..............................          51,876
Other assets ..................................................          21,317
                                                                    -----------
       TOTAL ASSETS ...........................................       9,966,651
                                                                    -----------

LIABILITIES
Bank overdraft ................................................          69,311
Payable for securities purchased ..............................         105,134
Payable to affiliates (Note 3) ................................          13,806
Other accrued expenses and liabilities ........................           1,708
                                                                    -----------
   TOTAL LIABILITIES ..........................................         189,959
                                                                    -----------

NET ASSETS ....................................................     $ 9,776,692
                                                                    ===========

Net assets consist of:
Paid-in capital ...............................................     $ 9,445,256
Accumulated net investment loss ...............................         (12,187)
Accumulated net realized losses from security transactions ....        (523,329)
Net unrealized appreciation on investments ....................         866,952
                                                                    -----------
Net assets ....................................................     $ 9,776,692
                                                                    ===========

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value) ......         917,246
                                                                    ===========
Net asset value, offering price and
   redemption price per share (Note 1) ........................     $     10.66
                                                                    ===========

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED NOVEMBER 30, 1998(a) (UNAUDITED)
================================================================================
INVESTMENT INCOME
   Dividends .....................................................    $  49,347
                                                                      ---------
EXPENSES
   Investment advisory fees (Note 3) .............................       30,767
   Distribution expense (Note 3) .................................       10,255
   Accounting services fees (Note 3) .............................       10,000
   Trustees' fees and expenses ...................................        9,627
   Professional fees .............................................        7,861
   Postage and supplies ..........................................        7,823
   Registration fees .............................................        7,503
   Transfer agent fees (Note 3) ..................................        7,500
   Organization expense (Note 1) .................................        5,764
   Administration fees (Note 3) ..................................        5,740
   Custodian fees ................................................        4,820
   Insurance expense .............................................        4,573
   Other expenses ................................................        1,360
                                                                      ---------
       TOTAL EXPENSES ............................................      113,593
   Fees waived and expenses reimbursed by the Adviser (Note 3) ...      (52,059)
                                                                      ---------
       NET EXPENSES ..............................................       61,534
                                                                      ---------

NET INVESTMENT LOSS ..............................................      (12,187)
                                                                      ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions ................     (523,329)
   Net change in unrealized appreciation/
       depreciation on investments ...............................      866,952
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .................      343,623
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS .......................    $ 331,436
                                                                      =========

(a) Represents the period from the initial public offering of shares (June 17, 1998) through November 30, 1998.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED NOVEMBER 30, 1998(a) (UNAUDITED)
================================================================================
FROM OPERATIONS:
   Net investment loss .........................................    $   (12,187)
   Net realized losses from security transactions ..............       (523,329)
   Net change in unrealized appreciation/
       depreciation on investments .............................        866,952
                                                                    -----------
Net increase in net assets from operations .....................        331,436
                                                                    -----------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ...................................      9,724,526
   Payments for shares redeemed ................................       (379,270)
                                                                    -----------
Net increase in net assets from capital share transactions .....      9,345,256
                                                                    -----------

TOTAL INCREASE IN NET ASSETS ...................................      9,676,692

NET ASSETS:
   Beginning of period (Note 1) ................................        100,000
                                                                    -----------
   End of period ...............................................    $ 9,776,692
                                                                    ===========

ACCUMULATED NET INVESTMENT LOSS ................................    $   (12,187)
                                                                    ===========

CAPITAL SHARE ACTIVITY:
   Shares sold .................................................        944,945
   Shares redeemed .............................................        (37,699)
                                                                    -----------
   Net increase in shares outstanding ..........................        907,246
   Shares outstanding, beginning of period (Note 1) ............         10,000
                                                                    -----------
   Shares outstanding, end of period ...........................        917,246
                                                                    ===========

(a) Represents the period from the initial public offering of shares (June 17, 1998) through November 30, 1998.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED NOVEMBER 30, 1998(a) (UNAUDITED)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:
Net asset value at beginning of period ........................    $   10.00
                                                                   ---------
Income (loss) from investment operations:
   Net investment loss ........................................        (0.01)
   Net realized and unrealized gains on investments ...........         0.67
                                                                   ---------
Total from investment operations ..............................         0.66
                                                                   ---------

Net asset value at end of period ..............................    $   10.66
                                                                   =========
RATIOS AND SUPPLEMENTAL DATA:
Total return ..................................................        6.60%(c)
                                                                   =========

 Net assets at end of period (000's) ..........................    $   9,777
                                                                   =========

Ratio of net expenses to average net assets(b) ................        1.50%(d)

Ratio of net investment loss to average net assets ............       (0.30%)(d)

Portfolio turnover rate .......................................         156%(d)

(a) Represents the period from the initial public offering of shares (June 17, 1998) through November 30, 1998.

(b) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.75%(d) for the period ended November 30, 1998 (Note 3).

(c)  Unannualized.

(d)  Annualized.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998 (UNAUDITED)
================================================================================
                                                                        Market
COMMON STOCKS -- 101.0%                                 Shares          Value
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.3%
Monsanto .......................................         4,900       $  222,031
                                                                     ----------
CAPITAL GOODS -- 1.8%
Waste Management ...............................         4,100          175,787
                                                                     ----------
COMMUNICATION SERVICES -- 2.2%
MCI WorldCom* ..................................         3,700          218,300
                                                                     ----------
CONSUMER CYCLICALS -- 7.5%
Costco Companies* ..............................         3,500          219,625
Saks* ..........................................         8,700          239,250
Wal-Mart Stores ................................         3,600          271,125
                                                                     ----------
                                                                        730,000
                                                                     ----------
CONSUMER STAPLES -- 25.9%
Cablevision Systems - Class A* .................         9,800          405,475
Chancellor Media* ..............................        12,700          478,631
Fox Entertainment Group - Class A* .............         8,400          198,450
Liberty Media Group - Class A* .................         6,800          274,125
News Corporation Limited - ADR .................         4,500          113,344
Philip Morris Companies ........................         9,100          509,031
Rite Aid .......................................         4,900          227,237
Time Warner ....................................         3,100          327,825
                                                                     ----------
                                                                      2,534,118
                                                                     ----------
FINANCIAL -- 31.2%
Allstate .......................................         4,200          171,150
American International Group ...................         3,000          282,000
Bank One .......................................         3,700          189,856
CIT Group - Class A ............................         3,500           98,219
Chase Manhattan ................................         2,600          164,938
Citigroup ......................................         6,300          316,181
Dime Bancorp ...................................         6,000          159,375
Fannie Mae .....................................         4,300          312,825
First Union ....................................         3,200          194,400
General Re .....................................         2,500          583,750
Golden West Financial ..........................         2,000          189,375
Merrill Lynch ..................................         5,200          390,000
                                                                     ----------
                                                                      3,052,069
                                                                     ----------
7

================================================================================
                                                                        Market
COMMON STOCKS -- 101.0% (Continued)                     Shares          Value
--------------------------------------------------------------------------------
HEALTH CARE -- 13.4%
Bristol-Myers Squibb ...........................         1,000       $  122,562
Johnson & Johnson ..............................         3,100          251,875
Pfizer .........................................         2,600          290,225
Sofamor Danek Group* ...........................         2,000          223,625
United HealthCare ..............................         4,100          185,013
Warner-Lambert .................................         3,100          234,050
                                                                     ----------
                                                                      1,307,350
                                                                     ----------
TECHNOLOGY -- 15.6%
Cisco Systems* .................................         1,700          128,138
International Business Machines ................         2,800          462,000
Microsoft* .....................................         4,300          524,600
Sun Microsystems* ..............................         5,500          407,344
                                                                     ----------
                                                                      1,522,082
                                                                     ----------
UTILITIES -- 1.1%
Niagara Mohawk Power* ..........................         7,300          112,238
                                                                     ----------

TOTAL COMMON STOCKS (Cost $9,007,023)                                $9,873,975

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.0%)                          (97,283)
                                                                      ----------

NET ASSETS-- 100.0%                                                  $9,776,692
                                                                     ==========

*  Non-income producing security.

ADR-American Depository Receipt.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (UNAUDITED)
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Atalanta/Sosnoff Fund (the Fund) is a diversified series of the Atalanta/Sosnoff Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on January 29, 1998. The Fund was capitalized on May 6, 1998 when Atalanta/Sosnoff Capital Corporation (Delaware) (the Adviser) purchased the initial 10,000 shares of the Fund at $10.00 per share. The public offering of shares of the Fund commenced on June 17, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term capital appreciation, through equity investments in companies entering into a cycle of accelerating earnings momentum.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders-- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
Federal income tax-- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. There were no dividends required to be declared by the Fund during 1998.

As of November 30, 1998, net unrealized appreciation on investments was $834,325 for federal income tax purposes, of which $1,165,919 related to appreciated securities and $331,594 related to depreciated securities based on a federal income tax cost basis of $9,039,650. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

2.   INVESTMENT TRANSACTIONS

During the period ended November 30, 1998, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $15,123,843 and $5,593,491, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also Executive Vice President of the Adviser and of Atalanta/Sosnoff Management Corporation (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of Fund shares. The Vice President of the Trust is also Vice President of the Adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Fund.

The Adviser currently intends to voluntarily waive its investment advisory fees and reimburse the Fund for expenses incurred to the extent necessary to limit total operating expenses of the Fund to a maximum level of 1.50% of the Fund's average daily net assets. Accordingly, the Adviser waived its investment advisory fees of $30,767 and reimbursed the Fund for $21,292 of other operating expenses during the period ended November 30, 1998.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $50 million; 0.125% on such net assets between $50 million and $100 million; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

================================================================================
ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses CFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses CFS for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Distributor for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $10,255 under the Plan during the period ended November 30, 1998.

                       ATALANTA/SOSNOFF INVESTMENT TRUST
                      101 Park Avenue o New York, NY 10178
                       toll free 1-877-SOSNOFF (767-6633)
                       website o www.atalantasosnoff.com
                      e-mail o asfund@atalantasosnoff.com

                               BOARD OF TRUSTEES
                               Howard A. Drucker
                               Anthony G. Miller
                                Toni E. Sosnoff
                                Irving L. Straus
                                 Aida L. Wilder

                               INVESTMENT ADVISER
                   Atalanta/Sosnoff Capital Corp. (Delaware)
                      101 Park Avenue o New York, NY 10178

                                  DISTRIBUTOR
                    Atalanta/Sosnoff Management Corporation
                      101 Park Avenue o New York, NY 10178

                                 TRANSFER AGENT
                        Countrywide Fund Services, Inc.
                   P.O. Box 5354 o Cincinnati, OH 45201-5354